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                                                                   EXHIBIT 24

                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance of (i) up to $257,732,000 principal amount of a series of junior subordinated debentures of the Corporation in exchange for, and having substantially the same terms as, up to $257,732,000 principal amount of the Corporation's 7.85% Junior Subordinated Deferrable Interest Debentures due January 1, 2027, (ii) a guarantee of the Corporation in exchange for, and having substantially the same terms as, the Guarantee of the Corporation dated January 6, 1997, with respect to $250,000,000 in liquidation value of the 7.85% Capital Securities issued by First Union Institutional Capital II, a trust created under the laws of the State of Delaware (the "Issuer"), on January 6, 1997 (the "Capital Securities"), (iii) up to $250,000,000 in liquidation value of capital securities of the Issuer in exchange for, and having substantially the same terms as, up to $250,000,000 in liquidation value of the Capital Securities, and
(iv) such rights, interests and agreements covered by such Registration Statements that relate to the securities covered by the foregoing clauses (i),
(ii) or (iii), and to sign any and all amendments to such Registration
Statements.

                      SIGNATURE                                            CAPACITY                            DATE

         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive                     January 28, 1997
                EDWARD E. CRUTCHFIELD                     Officer and Director

          /s/              ROBERT T. ATWOOD             Executive Vice President and                     January 28, 1997
                   ROBERT T. ATWOOD                       Chief Financial Officer

          /s/                JAMES H. HATCH             Senior Vice President and Controller             January 28, 1997
                    JAMES H. HATCH                        (Principal Accounting Officer)

           /s/               EDWARD E. BARR             Director                                         January 28, 1997
                    EDWARD E. BARR

          /s/              G. ALEX BERNHARDT            Director                                         January 27, 1997
                  G. ALEX BERNHARDT

                                                        Director
                  W. WALDO BRADLEY

          /s/               ROBERT J. BROWN             Director                                         January 27, 1997
                   ROBERT J. BROWN

          /s/               ROBERT D. DAVIS             Director                                         January 28, 1997
                   ROBERT D. DAVIS

                                                        Director
                  R. STUART DICKSON

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
                                                        Director
                     B. F. DOLAN

          /s/              RODDEY DOWD, SR.             Director                                         January 28, 1997
                   RODDEY DOWD, SR.

                                                        Director
                   JOHN R. GEORGIUS

          /s/             ARTHUR M. GOLDBERG            Director                                         January 28, 1997
                  ARTHUR M. GOLDBERG

        /s/           WILLIAM H. GOODWIN, JR.           Director                                         January 27, 1997
               WILLIAM H. GOODWIN, JR.

          /s/              BRENTON S. HALSEY            Director                                         January 28, 1997
                  BRENTON S. HALSEY

          /s/             HOWARD H. HAWORTH             Director                                         January 28, 1997
                  HOWARD H. HAWORTH

           /s/               FRANK M. HENRY             Director                                         January 28, 1997
                    FRANK M. HENRY

          /s/             LEONARD G. HERRING            Director                                         January 28, 1997
                  LEONARD G. HERRING

        /s/           JUAN RODRIGUEZ INCIARTE           Director                                         January 28, 1997
               JUAN RODRIGUEZ INCIARTE

          /s/               JACK A. LAUGHERY            Director                                         January 27, 1997
                   JACK A. LAUGHERY

                                                        Director
                      MAX LENNON

                                                        Director
                  RADFORD D. LOVETT

          /s/               JOSEPH NEUBAUER             Director                                         January 27, 1997
                   JOSEPH NEUBAUER

         /s/              HENRY D. PERRY, JR.           Director                                         January 27, 1997
                 HENRY D. PERRY, JR.

         /s/            RANDOLPH N. REYNOLDS            Director                                         January 28, 1997
                 RANDOLPH N. REYNOLDS

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
                                                        Director
                     RUTH G. SHAW

                                                        Director
               CHARLES M. SHELTON, SR.

          /s/                LANTY L. SMITH             Director                                         January 28, 1997
                    LANTY L. SMITH

         /s/           ANTHONY P. TERRACCIANO           Director                                         January 28, 1997
                ANTHONY P. TERRACCIANO

          /s/              DEWEY L. TROGDON             Director                                         January 28, 1997
                   DEWEY L. TROGDON

          /s/                 JOHN D. UIBLE             Director                                         January 28, 1997
                    JOHN D. UIBLE

           /s/                 B. J. WALKER             Director                                         January 28, 1997
                     B. J. WALKER